Press Release	Source: The Cushing® MLP Total Return Fund

The Cushing® MLP Total Return Fund Announces Public Offering of
Common Shares
Thursday, February 24, 2011

Dallas, TX:  The Cushing® MLP Total Return Fund (the “Fund”) (NYSE: SRV) today announced that it has commenced a public offering of 3,000,000 common shares pursuant to the Fund’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”). The Fund has granted the underwriters an option to purchase up to 450,000 additional common shares at the public offering price, less the underwriting discount, within 45 days of the offering to cover over-allotments, if any. Net proceeds of the offering will be used to make additional portfolio investments in accordance with the Fund’s investment objective and policies.

RBC Capital Markets, LLC and Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE Amex:LTS) are acting as the representatives of the underwriters and the joint book-running managers of the offering. The offering of the Fund’s common shares will be made only by means of a prospectus. A copy of the preliminary prospectus supplement and prospectus supplement relating to the offering may be obtained from the following addresses:

RBC Capital Markets, LLC	Ladenburg Thalmann & Co. Inc.
Attn: Equity Syndicate	Attn: Syndicate Department
Three World Financial Center	58 South Service Road, Suite 160
200 Vesey Street, 8th Floor	Melville, New York 11747
New York, New York 10281-8098	Telephone: 631-270-1600
Telephone: 212-428-6670	Fax: 631-270-1998

Investors may also obtain these documents free of charge from the Securities and Exchange Commission’s website at www.sec.gov. An investor should read the Fund’s preliminary prospectus supplement and prospectus supplement carefully before investing. The preliminary prospectus supplement and prospectus supplement contain important information about the Fund and its investment objective and policies, risks, charges and expenses.  This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

The Cushing® MLP Total Return Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in master limited partnership (“MLP”) investments.  There can be no assurance that the Fund's investment objective will be achieved.

The Fund is traded on the NYSE under the symbol "SRV." The Fund is managed by Cushing® MLP Asset Management, LP, an SEC-registered investment adviser headquartered in Dallas, Texas.

ABOUT CUSHING® MLP ASSET MANAGEMENT, LP

Cushing® MLP Asset Management, LP ("Cushing"), is an SEC-registered investment adviser headquartered in Dallas, Texas.  Cushing serves as investment adviser to affiliated funds, which invest primarily in securities of MLPs and other natural resource companies.  Cushing continues to expand its platform of MLP-related investment products, leveraging extensive industry contacts and unparalleled research depth to drive both passive and actively managed investment opportunities for individual and institutional investors.  Cushing is also the sponsor of The Cushing® 30 MLP Index and the Cushing® MLP High Income Index.  The Cushing® 30 MLP index is a fundamentally based index comprised of 30 equally weighted publicly traded energy infrastructure MLPs.  The Cushing® 30 MLP Index is calculated by Standard & Poor's and reported under the Bloomberg ticker "MLPX" and FactSet ticker "LPX-CME".  The Cushing® MLP High Income Index tracks the performance of 30 publicly traded MLPs with an emphasis on current yield.  The Cushing® 30 MLP High Income Index is calculated by Standard & Poor's and reported on a real-time basis under the Bloomberg ticker "MLPY" and FactSet ticker "MLPH-CME".  Cushing seeks to identify and exploit investment niches it believes are generally less understood and less followed by the broader investor community.

Contact:
The Cushing® MLP Total Return Fund

Gavin Worthy, Vice President
1-214-635-1686
gworthy@swankcapital.com
www.swankcapital.com

Source: The Cushing® MLP Total Return Fund

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws.  Generally, the words, “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

The Cushing® 30 MLP Index and the Cushing® MLP High Income Index are the exclusive property of Swank Capital, LLC, which has contracted with the Standard & Poor’s (“S&P”) to maintain and calculate each Index.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC “Calculated by S&P Custom Indices” and it related stylized mark(s) are service marks of Standard & Poor’s Financial Services LLC and have been licensed by use by Swank Capital, LLC.  S&P and its affiliates shall have no liability for any errors or omissions in calculating either Index.